UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2009

VIRAGE LOGIC CORPORATION
(Exact name of registrant as specified in its charter)

000-31089
(Commission File Number)

Delaware	77-0416232
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

47100 Bayside Parkway
Fremont, California 94538
(Address of principal executive offices, with zip code)

(510) 360-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On May 14, 2009, Virage Logic Corporation (the “Company”) announced that the Company’s Board of Directors authorized the extension of the stock repurchase program pursuant to which the Company may purchase up to $20 million of the Company’s common stock in open market or negotiated transactions through December 2010.   To date, 890,000 shares have been repurchased for $5.1M.  $14.9M is still available for stock repurchases under the original plan.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits

99.1	Press Release of Virage Logic Corporation dated May 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGE LOGIC CORPORATION

Date:	May 14, 2009	By:	/s/ Brian Sereda
Brian Sereda
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Virage Logic Corporation dated May 14, 2009.